EXECUTION VERSION

[*] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.	[*] Certain information

* GLOBAL INVESTMENT BANK 2,
as Buyer,
AOMR TRS SPE, LLC,
as Seller,
and
ANGEL OAK MORTGAGE REIT, INC.,
as Guarantor

AMENDMENT NO. 1
dated as of October 25, 2024
to the
PRICING SIDE LETTER
dated as of March 28, 2024

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AMENDMENT NO. 1 TO THE PRICING SIDE LETTER
This Amendment No. 1 to the Pricing Side Letter, dated as of October 25, 2024 (this “Amendment”), is entered into by and among * Global Investment Bank 2, as buyer (the “Buyer”), AOMR TRS SPE, LLC, a Delaware limited liability company, as seller (“Seller”), and Angel Oak Mortgage REIT, Inc., a Delaware limited partnership, as guarantor (“Guarantor”). Any capitalized terms not defined herein shall have the meaning assigned to such term in the Pricing Side Letter (as defined below).
WHEREAS, the parties hereto entered into that certain Pricing Side Letter, dated as of March 28, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”); and
WHEREAS, the parties hereto desire to amend the Pricing Side Letter as described below;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Effective as of the Amendment Effective Date,
(a)Section 1 of the Pricing Side Letter is hereby amended by deleting the definitions of “Eligible Mortgage Loan”, “Pricing Rate” and “Purchase Price Percentage” in their entirety and replacing them with the following, respectively:
“Eligible Mortgage Loan” means, each Mortgage Loan meeting the criteria set forth on Schedule 1 hereto; provided, that any Mortgage Loan that would not be an Eligible Mortgage Loan solely due to a breach of an applicable Concentration Limit shall remain an Eligible Mortgage Loan during the Concentration Limit Holiday Period (if applicable).
“Pricing Rate” means, with respect to any Underlying Mortgage Loan *; provided, however, that the Pricing Rate shall be equal to the Base Rate to the extent provided in Section 40(e) of the Repurchase Agreement.
“Purchase Price Percentage” means, *. For the avoidance of doubt, regardless of whether an Underlying Mortgage Loan is subject to a forbearance or deferral, such Underlying Mortgage Loan will be considered delinquent if the Mortgagor fails to make a monthly payment prior to the close of business on the day that immediately precedes the due date on which the next monthly payment is due in accordance with the MBA Method of Delinquency.

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(b)Section 1 of the Pricing Side Letter is hereby further amended by adding the following definitions of “Concentration Limit” and “Concentration Limit Holiday Period” in the appropriate alphabetical order:
“Concentration Limit” means a concentration limit set forth in Schedule 1 attached hereto.
“Concentration Limit Holiday Period” means, with respect to each Concentration Limit and solely to the extent the aggregate outstanding Purchase Price is less than $*, the period of time commencing on the first day on which there is a breach of such Concentration Limit and ending on the first date on which the aggregate outstanding Purchase Price equals or exceeds $*.
(c)Schedule 1 to the Pricing Side Letter is hereby amended by deleting paragraphs 22 and 31 from the exclusions from the description of Eligible Mortgage Loans in their entirety and replacing them with the following, respectively:
22.    Any Second Lien Mortgage Loan that is equal to or greater than thirty (30) but less than sixty (60) Days Delinquent, the Asset Value of which, when added to the Asset Values of all other Second Lien Mortgage Loans that are equal to or greater than thirty (30) but less than sixty (60) Days Delinquent and are subject to Transactions causes the percentage of the Asset Value of all Second Lien Mortgage Loans that are equal to or greater than thirty (30) but less than sixty (60) Days Delinquent to the Asset Value of all Mortgage Loans subject to Transactions to be greater than *%;
31.    Other than with respect to any Business Purpose Mortgage Loans, any Mortgage Loan that provides for negative amortization, that is a reverse mortgage loan or that contains a penalty for the prepayment of the Mortgage Loan by the related Mortgagor;
(d)Schedule 1 to the Pricing Side Letter is hereby further amended by re-numbering the existing paragraph 35 as paragraph 37, adding the following new paragraphs 35 and 36 to the exclusions from the description of Eligible Mortgage Loans in the appropriate numerical order and deleting the “and” at the end of paragraph 34 therein:
35.    Any Second Lien Mortgage Loan or HELOC, the Asset Value of which, when added to the Asset Values of all other Second Lien Mortgage Loans and HELOCs subject to Transactions causes the Asset Value of all Second Lien Mortgage Loans and HELOCs subject to Transactions to be greater than $*;
36.    Any Second Lien Mortgage Loan or HELOC which is sixty (60) or more Days Delinquent; and

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Section 2.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date on which Buyer shall have received and Seller shall have completed, or shall have caused to be completed, the following conditions (such date, the “Amendment Effective Date”):
(a)the execution and delivery of this Amendment by each of the parties hereto;
(b)the execution and delivery of that certain Amendment No. 1 to the Master Repurchase Agreement, dated as of the date hereof, by each of the parties thereto; and
(c)Buyer shall have received all fees, expenses and other amounts due and payable to it under the Pricing Side Letter, the other Program Agreements and this Amendment on or prior to the date hereof.
Section 3.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Pricing Side Letter shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the conditions precedent set forth in Section 2 above and shall not be effective for any period prior to the Amendment Effective Date. After this Amendment becomes effective, all references in the Pricing Side Letter to “this Pricing Side Letter,” “hereof,” “herein” or words of similar effect referring to the Pricing Side Letter or references to the Pricing Side Letter in the other Program Agreements, shall be deemed to be references to the Pricing Side Letter as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Pricing Side Letter other than as set forth herein.
Section 4.Representations and Warranties. Seller and Guarantor each hereby represents and warrants that:
(a)it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party;
(b)each of this Amendment, the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(c)each representation and warranty of it contained in the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party is true and correct and is hereby restated and affirmed;

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(d)each covenant and each other agreement of it contained in the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party is true and correct and is hereby restated and affirmed;
(e)the execution and effectiveness of this Amendment shall not materially affect it in the performance of its obligations under the Pricing Side Letter and the other Program Agreements; and
(f)in order to induce Buyer to execute and deliver this Amendment and as of the Amendment Effective Date, it is in full compliance with all of the terms and conditions of that certain Master Repurchase Agreement, dated as of March 28, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Buyer, Seller and Spruce Mortgage Trust, and each other Program Agreement and no Default or Event of Default has occurred and is continuing under the Repurchase Agreement or any other Program Agreement.
Section 5.Expenses. Seller hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Pricing Side Letter and the other Program Agreements, Seller shall pay as and when billed by Buyer all of the reasonable out-of-pocket costs and expenses incurred by Buyer (including all reasonable and documented fees, disbursements and expenses of counsel to Buyer) in connection with the development, preparation and execution of this Amendment and all other documents prepared in connection herewith.
Section 6.Ratification. The parties hereto ratify all terms of the existing Pricing Side Letter other than those amended hereby, and ratify those provisions as amended hereby.
Section 7.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 8.Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.
Section 9.Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 10.GOVERNING LAW. THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING ARISING HEREFROM, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, SHALL BE

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CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY).
Section 11.SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(a)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO THIS AMENDMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(b)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND
(c)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
Section 12.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, ARISING OUT OF OR RELATING TO THIS AMENDMENT.
Section 13.Entire Agreement. The Pricing Side Letter, as amended by this Amendment, embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and any understandings relating to the

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matters provided for herein, and, to the extent they conflict with the Pricing Side Letter, any disclaimers in any data tapes and other materials provided to Buyer by or on behalf of Seller unless otherwise explicitly agreed to by Buyer and Seller in such other materials. No alteration, waiver, amendments, or change or supplement hereto shall be binding or effective unless the same is set forth in writing by a duly authorized representative of each party hereto.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
SELLER:
AOMR TRS SPE, LLC
By: /s/David Gordon
Name: David Gordon
Title: Corporate Secretary

[Amendment No. 1 to Pricing Side Letter (*Global Investment Bank 2-Angel Oak (AOMR)) (2024)]

GUARANTOR:
ANGEL OAK MORTGAGE REIT, INC.
By: /s/ David Gordon
Name: David Gordon
Title: Secretary

[Amendment No. 1 to Pricing Side Letter (*Global Investment Bank 2-Angel Oak (AOMR)) (2024)]

BUYER:
*GLOBAL INVESTMENT BANK 2
By: /s/ Timothy P. F. Crowley
Name: Timothy P.F. Crowley
Title: Managing Director
By: /s/ Brendon Girardi
Name: Brendon Girardi
Title: Director

[Amendment No. 1 to Pricing Side Letter (*Global Investment Bank 2-Angel Oak (AOMR)) (2024)]